                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        July 15, 2002
                                                             -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST)


    Laws of the United States            333-29495-01                  51-0269396
    -------------------------            ------------                  ----------
 (State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification
  incorporation or organization)                                         Number)



201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                      302/594-4000
--------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

        The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibit No.        Document Description
         -----------        --------------------
               20.1         Excess Spread Analysis

               20.2         Monthly Trust Activity

               20.3         Series 1998-3 Report

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRST USA BANK, NATIONAL ASSOCIATION
                                  as Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST



                                  By: /s/ Michael J. Grubb
                                      ---------------------------------------
                                      Name:   Michael J. Grubb
                                      Title:  First Vice President





Date: July 15, 2002
      -------------

                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

     20.1         Excess Spread Analysis

     20.2         Monthly Trust Activity

     20.3         Series 1998-3 Report